SUPPLEMENT DATED NOVEMBER 28, 2022 TO THE CURRENT
SUMMARY PROSPECTUSES, STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Main Street Fund®
Invesco V.I. Main Street Fund®
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of each of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Paul Larson no longer serves as Portfolio Manager of the Funds. All references to Mr. Larson in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
AEF-AVIF-SUMSTATSAI-SUP-2 112822